SUPPLEMENT DATED OCTOBER 11, 2002 TO THE PROSPECTUS
                     DATED DECEMBER 1, 2001, AS SUPPLEMENTED

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED DECEMBER 1, 2001. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-934-6674.

Effective October 31, 2002, Great Hall U.S. Government Fund's Reserve Share class will no longer be offered to new or existing investors. Any attempted purchases of Government Fund's Reserve Shares after this date will be automatically converted to purchases of Government Fund's Investor Shares. It is anticipated that existing Government Fund Reserve Shares will be converted to Government Fund's Investor Shares on or about the close of business on October 31, 2002.